                                                                 EXHIBIT (99)c



                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                             ____________________

                                   FORM 11-K

                             ____________________


/X/  Annual report pursuant to Section 15(d) of the Securities Exchange Act of
_
     1934

     For the Fiscal Year Ended December 31, 1993

                                      OR

/_/ Transition report pursuant to Section 15(d) of the Securities Exchange Act of 1934

     For the transition period from ________ to ________

Commission file number 1-5152

     A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

                                  PACIFICORP
               K PLUS EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN

     B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                                  PACIFICORP
                              700 N.E. Multnomah
                                  Suite 1600
                            Portland, Oregon  97232



                             PACIFIC TELECOM, INC.
                                 805 Broadway
                         Vancouver, Washington  98668

                             REQUIRED INFORMATION



                                                                      Page No.
                                                                      ________

 1.  Independent Auditors' Report                                         3

 2.  Statements of Net Assets Available for
       Benefits, December 31, 1993 and 1992                              4-7

 3.  Statements of Changes in Net Assets
       Available for Benefits for the
       Years Ended December 31, 1993 and 1992                            8-11

 4.  Notes to Financial Statements                                      12-18

 5.  Supplemental Schedule for the Year Ended
       December 31, 1993
       Item 27a - Assets Held for Investment Purposes                   19-28

INDEPENDENT AUDITORS' REPORT


PacifiCorp K Plus Employee
Savings and Stock Ownership Plan:

We have audited the accompanying statements of net assets available for benefits of the PacifiCorp K Plus Employee Savings and Stock Ownership Plan as of December 31, 1993 and 1992, and the related statements of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 1993 and 1992, and the changes in its net assets available for benefits for the years then ended in conformity with generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information by fund is presented for the purpose of additional analysis of the basic financial statements rather than to present information regarding the net assets available for benefits and changes in net assets available for benefits of the individual funds, and is not a required part of the basic financial statements. The accompanying supplemental schedule of assets held for investment purposes as of December 31, 1993 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. The supplemental information and schedule are the responsibility of the Plan's management. Such supplemental information by fund and supplemental schedule have been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, are fairly stated in all material respects when considered in relation to the basic financial statements taken as a whole.




DELOITTE & TOUCHE

April 29, 1994

                                  PacifiCorp
               K Plus Employee Savings And Stock Ownership Plan
                Statement of Net Assets Available for Benefits
                     With Supplemental Information by Fund
                               December 31, 1993


                                                                          Supplemental Information by Fund
                                                               ______________________________________________________
                                                                                                             Stable
          ASSETS                                   Total       Equity Fund   Balanced Fund    Bond Fund    Asset Fund
          ______                                   _____       ___________   _____________    _________    __________

INVESTMENTS (STATED AT FAIR VALUE):
  Common Stock
    PacifiCorp                                 $180,784,758              -              -             -             -
    Pacific Telecom                              11,092,692              -              -             -             -
    Other                                        78,838,757    $58,781,076    $20,057,681             -             -
  United States government obligations            5,937,090              -      5,937,090             -             -
  Corporate bonds                                14,131,544              -      5,979,677   $ 8,151,867             -
  Guaranteed investment contracts                78,256,407              -              -             -   $78,256,407
  Temporary cash investments                     11,166,791      2,414,362        973,394       407,381     1,862,946
  Participant loan repayments                             -         54,494         28,589         6,648        37,174
  Participant loans                               8,586,434              -              -             -             -
                                                ___________     __________     __________    __________    __________

    Total investments                           388,794,473     61,249,932     32,976,431     8,565,896    80,156,527
                                                ___________     __________     __________    __________    __________

RECEIVABLES
  Due from brokers                                  312,030        312,030              -             -             -
  Dividends                                          74,252         31,775         42,477             -             -
  Interest                                          186,389          5,359        161,766         1,066         5,481
  Participant contributions                       1,984,733        634,322        264,200        83,977       466,450
  Employer contributions                          1,227,979              -              -             -             -
  Pending interfund transfers                             -      1,149,798       (116,396)      (49,178)     (292,321)
  Other                                               7,174              -              -             -             -
                                                ___________     __________     __________    __________    __________

    Total receivables                             3,792,357      2,133,284        352,047        35,865       179,610
                                                ___________     __________     __________    __________    __________

    Total assets                                392,587,030     63,383,216     33,328,478     8,601,761    80,336,137
                                                ___________     __________     __________    __________    __________

          LIABILITIES
          ___________

DUE TO BROKERS                                    1,009,005        701,808        307,197             -             -

DUE TO FUND MANAGERS                                 47,198          3,593              -         4,860        38,745

LEVERAGED ESOP DEBT                              42,133,739              -              -             -             -

INTEREST PAYABLE ON LEVERAGED ESOP DEBT             333,389              -              -             -             -

FORFEITURES                                          64,708              -              -             -           202
                                                ___________     __________     __________    __________    __________

    Total liabilities                            43,588,039        705,401        307,197         4,860        38,947
                                                ___________     __________     __________    __________    __________

NET ASSETS AVAILABLE FOR BENEFITS              $348,998,991    $62,677,815    $33,021,281   $ 8,596,901   $80,297,190
                                                ___________     __________     __________    __________    __________
                                                ___________     __________     __________    __________    __________

See notes to financial statements.

                                        PacifiCorp
                     K Plus Employee Savings And Stock Ownership Plan
                      Statement of Net Assets Available for Benefits
                           With Supplemental Information by Fund
                                     December 31, 1993
                                        (Continued)


                                                                  Supplemental Information by Fund
                                                 _________________________________________________________________
                                                                Pacific
                                                 PacifiCorp     Telecom          NERCO      Participant     ESOP
          ASSETS                                 Stock Fund    Stock Fund      Stock Fund      Loans       Program
          ______                                 __________    __________      __________   ___________    _______

INVESTMENTS (STATED AT FAIR VALUE):
  Common Stock
    PacifiCorp                                  $52,020,180              -              -             -  $128,764,578
    Pacific Telecom                                       -    $ 6,272,838              -             -     4,819,854
    Other                                                 -              -              -             -             -
  United States government obligations                    -              -              -             -             -
  Corporate bonds                                         -              -              -             -             -
  Guaranteed investment contracts                         -              -              -             -             -
  Temporary cash investments                      1,545,184        473,630              -   $    38,399     3,451,495
  Participant loan repayments                        66,903          6,432              -      (200,240)            -
  Participant loans                                       -              -              -     8,586,434             -
                                                 __________     __________     __________    __________   ___________

    Total investments                            53,632,267      6,752,900              -     8,424,593   137,035,927
                                                 __________     __________     __________    __________   ___________

RECEIVABLES
  Due from brokers                                        -              -              -             -             -
  Dividends                                               -              -              -             -             -
  Interest                                            3,934          1,150              -           100         7,533
  Participant contributions                         478,455         57,329              -             -             -
  Employer contributions                                  -              -              -             -     1,227,979
  Pending interfund transfers                      (590,317)      (119,951)             -             -        18,365
  Other                                                   -              -              -             -         7,174
                                                 __________     __________     __________    __________   ___________

    Total receivables                              (107,920)       (61,472)             -           100     1,261,051
                                                 __________     __________     __________    __________   ___________

    Total assets                                 53,524,339      6,691,428              -     8,424,693   138,296,978
                                                 __________     __________     __________    __________   ___________

          LIABILITIES
          ___________

DUE TO BROKERS                                            -              -              -             -             -

DUE TO FUND MANAGERS                                      -              -              -             -             -

LEVERAGED ESOP DEBT                                       -              -              -             -    42,133,739

INTEREST PAYABLE ON LEVERAGED ESOP DEBT                   -              -              -             -       333,389

FORFEITURES                                               -              -              -             -        64,506
                                                 __________     __________     __________    __________   ___________

    Total liabilities                                     -              -              -             -    42,531,634
                                                 __________     __________     __________    __________   ___________

NET ASSETS AVAILABLE FOR BENEFITS               $53,524,339    $ 6,691,428    $         -   $ 8,424,693  $ 95,765,344
                                                 __________     __________     __________    __________   ___________
                                                 __________     __________     __________    __________   ___________

See notes to financial statements.

                                        PacifiCorp
                     K Plus Employee Savings And Stock Ownership Plan
                      Statement of Net Assets Available for Benefits
                           With Supplemental Information by Fund
                                     December 31, 1992


                                                                          Supplemental Information by Fund
                                                               ______________________________________________________
                                                                                                             Stable
          ASSETS                                   Total       Equity Fund   Balanced Fund    Bond Fund    Asset Fund
          ______                                   _____       ___________   _____________    _________    __________

INVESTMENTS (STATED AT FAIR VALUE):
  Common Stock
    PacifiCorp                                 $190,803,524              -              -             -             -
    NERCO                                         1,899,525              -              -             -             -
    Pacific Telecom                              11,185,647              -              -             -             -
    Other                                        65,482,631    $48,163,517    $17,319,114             -             -
  United States government obligations            8,035,333      1,988,700      6,046,633             -             -
  Corporate bonds                                19,067,512      2,000,000      8,936,486   $ 8,131,026             -
  Guaranteed investment contracts                72,291,068              -              -             -   $72,291,068
  Temporary cash investments                     14,143,989      3,206,580      1,204,991       705,253     3,702,425
  Participant loan repayments                             -         30,425         23,793         5,645        23,335
  Participant loans                               8,279,711              -              -             -             -
                                                ___________     __________     __________    __________    __________

    Total investments                           391,188,940     55,389,222     33,531,017     8,841,924    76,016,828
                                                ___________     __________     __________    __________    __________

RECEIVABLES
  Due from brokers                                  453,025        316,889        136,136             -             -
  Dividends                                          74,027         44,621         29,406             -             -
  Interest                                          267,704          9,271        238,117         1,908         5,965
  Participant contributions                       1,247,823        318,702        204,787        69,087       277,605
  Employer contributions                          1,035,353              -              -             -             -
  Due from prior trustees                            27,164              -         11,347             -         8,510
  Pending interfund transfers                             -        276,427       (913,221)       24,339       185,303
                                                ___________     __________     __________    __________    __________

    Total receivables                             3,105,096        965,910       (293,428)       95,334       477,383
                                                ___________     __________     __________    __________    __________

    Total assets                                394,294,036     56,355,132     33,237,589     8,937,258    76,494,211
                                                ___________     __________     __________    __________    __________

          LIABILITIES
          ___________

DUE TO BROKERS                                      725,646        470,490        255,156             -             -

LEVERAGED ESOP DEBT                              57,383,739              -              -             -             -

INTEREST PAYABLE ON LEVERAGED ESOP DEBT             298,983              -              -             -             -

DUE TO PARTICIPANTS                                 937,218         84,011         91,726        24,305       286,882

FORFEITURES                                           5,430              -              -             -             -
                                                ___________     __________     __________    __________    __________

    Total liabilities                            59,351,016        554,501        346,882        24,305       286,882
                                                ___________     __________     __________    __________    __________

NET ASSETS AVAILABLE FOR BENEFITS              $334,943,020    $55,800,631    $32,890,707   $ 8,912,953   $76,207,329
                                                ___________     __________     __________    __________    __________
                                                ___________     __________     __________    __________    __________

See notes to financial statements.

                                        PacifiCorp
                     K Plus Employee Savings And Stock Ownership Plan
                      Statement of Net Assets Available for Benefits
                           With Supplemental Information by Fund
                                     December 31, 1992
                                        (Continued)

                                                                  Supplemental Information by Fund
                                                 _________________________________________________________________
                                                                Pacific
                                                 PacifiCorp     Telecom          NERCO      Participant     ESOP
          ASSETS                                 Stock Fund    Stock Fund      Stock Fund      Loans       Program
          ______                                 __________    __________      __________   ___________    _______

INVESTMENTS (STATED AT FAIR VALUE):
  Common Stock
    PacifiCorp                                  $46,310,353              -              -             -  $144,493,171
    NERCO                                                 -              -    $ 1,899,525             -             -
    Pacific Telecom                                       -    $ 5,866,917              -             -     5,318,730
    Other                                                 -              -              -             -             -
  United States government obligations                    -              -              -             -             -
  Corporate bonds                                         -              -              -             -             -
  Guaranteed investment contracts                         -              -              -             -             -
  Temporary cash investments                      1,907,235        213,071         22,417   $    34,310     3,147,707
  Participant loan repayments                        40,365          5,398          2,102      (131,063)            -
  Participant loans                                       -              -              -     8,279,711             -
                                                 __________     __________     __________    __________   ___________

    Total investments                            48,257,953      6,085,386      1,924,044     8,182,958   152,959,608
                                                 __________     __________     __________    __________   ___________

RECEIVABLES
  Due from brokers                                        -              -              -             -             -
  Dividends                                               -              -              -             -             -
  Interest                                            4,864            647             60            98         6,774
  Participant contributions                         316,240         42,428         18,974             -             -
  Employer contributions                                  -              -              -             -     1,035,353
  Due from prior trustees                             7,307              -              -             -             -
  Pending interfund transfers                       443,313        (46,852)        30,691             -             -
                                                 __________     __________     __________    __________   ___________

    Total receivables                               771,724         (3,777)        49,725            98     1,042,127
                                                 __________     __________     __________    __________   ___________

    Total assets                                 49,029,677      6,081,609      1,973,769     8,183,056   154,001,735
                                                 __________     __________     __________    __________   ___________

          LIABILITIES
          ___________

DUE TO BROKERS                                            -              -              -             -             -

LEVERAGED ESOP DEBT                                       -              -              -             -    57,383,739

INTEREST PAYABLE ON LEVERAGED ESOP DEBT                   -              -              -             -       298,983

DUE TO PARTICIPANTS                                 162,887          8,490         10,053        11,996       256,868

FORFEITURES                                               -              -              -             -         5,430
                                                 __________     __________     __________    __________   ___________

    Total liabilities                               162,887          8,490         10,053        11,996    57,945,020
                                                 __________     __________     __________    __________   ___________

NET ASSETS AVAILABLE FOR BENEFITS               $48,866,790    $ 6,073,119    $ 1,963,716   $ 8,171,060  $ 96,056,715
                                                 __________     __________     __________    __________   ___________
                                                 __________     __________     __________    __________   ___________

See notes to financial statements.

                                        PacifiCorp
                     K Plus Employee Savings And Stock Ownership Plan
                 Statement of Changes in Net Assets Available for Benefits
                           With Supplemental Information by Fund
                                     December 31, 1993



                                                                          Supplemental Information by Fund
                                                               ______________________________________________________
                                                                                                             Stable
                                                   Total       Equity Fund   Balanced Fund    Bond Fund    Asset Fund
                                                   _____       ___________   _____________    _________    __________

INCREASES TO NET ASSETS ATTRIBUTED TO:
  Investment income:
    Dividends                                  $ 13,246,798    $   764,612    $   403,136             -             -
    Net appreciation (depreciation)
      in fair value of investments (Note 5)       2,177,387      3,284,278      2,909,122   $   210,554   $   434,588
    Interest and other income                     6,954,635        353,806        914,950       639,579     5,376,989
                                                ___________     __________     __________    __________    __________

  Total investment income                        22,378,820      4,402,696      4,227,208       850,133     5,811,577
                                                ___________     __________     __________    __________    __________

  Contributions: (Note 7)
    Participant                                  29,173,133      8,803,873      4,213,158     1,171,820     6,797,893
    Employer                                     16,525,564              -              -             -             -
                                                ___________     __________     __________    __________    __________

      Total Contributions                        45,698,697      8,803,873      4,213,158     1,171,820     6,797,893
                                                ___________     __________     __________    __________    __________

  Deposits from prior trustees                      569,418         64,006        (11,347)            -         8,214
  Participant loan fees                              33,710              -              -             -             -
  Participant loan repayments                             -        813,358        502,421       134,545       628,856
  Interfund transfers                                     -        117,289     (2,083,453)     (389,106)    5,538,277
  Other receipts                                      7,174              -              -             -             -
                                                ___________     __________     __________    __________    __________

Total increases                                  68,687,819     14,201,222      6,847,987     1,767,392    18,784,817
                                                ___________     __________     __________    __________    __________

DECREASES TO NET ASSETS ATTRIBUTED TO:
  Participant withdrawals                        50,842,736      7,114,238      6,622,822     2,063,310    14,443,911
  Forfeitures (Note 4)                               59,278              -              -             -           202
  Interest and other expense on
    Leveraged ESOP debt                           3,122,951              -              -             -             -
  Administrative expenses                           606,883        209,800         94,591        20,134       250,843
                                                ___________     __________     __________    __________    __________

Total decreases                                  54,631,848      7,324,038      6,717,413     2,083,444    14,694,956
                                                ___________     __________     __________    __________    __________

NET INCREASE (DECREASE)                          14,055,971      6,877,184        130,574      (316,052)    4,089,861

NET ASSETS AVAILABLE FOR BENEFITS
  BEGINNING OF YEAR                             334,943,020     55,800,631     32,890,707     8,912,953    76,207,329
                                                ___________     __________     __________    __________    __________

NET ASSETS AVAILABLE FOR BENEFITS
  END OF YEAR                                  $348,998,991    $62,677,815    $33,021,281   $ 8,596,901   $80,297,190
                                                ___________     __________     __________    __________    __________
                                                ___________     __________     __________    __________    __________

See notes to financial statements.

                                        PacifiCorp
                     K Plus Employee Savings And Stock Ownership Plan
                 Statement of Changes in Net Assets Available for Benefits
                           With Supplemental Information by Fund
                                     December 31, 1993
                                        (Continued)


                                                                   Supplemental Information by Fund
                                                 ___________________________________________________________________
                                                                Pacific
                                                 PacifiCorp     Telecom          NERCO      Participant       ESOP
                                                 Stock Fund    Stock Fund      Stock Fund      Loans         Program
                                                 __________    __________      __________   ___________      _______

INCREASES TO NET ASSETS ATTRIBUTED TO:
  Investment income:
    Dividends                                  $  3,017,252    $   324,801              -             -   $  8,736,997
    Net appreciation (depreciation)
      in fair value of investments (Note 5)        (878,646)       382,905    $   (30,637)            -     (4,134,777)
    Interest and other income                        51,473          7,943          3,823   $       986       (394,914)
                                                ___________     __________     __________    __________    ___________

  Total investment income (loss)                  2,190,079        715,649        (26,814)          986      4,207,306
                                                ___________     __________     __________    __________    ___________

  Contributions: (Note 7)
    Participant                                   7,101,660        940,097        144,632             -              -
    Employer                                              -              -              -             -     16,525,564
                                                ___________     __________     __________    __________    ___________

      Total Contributions                         7,101,660        940,097        144,632             -     16,525,564
                                                ___________     __________     __________    __________    ___________

  Deposits from prior trustees                      340,109              -              -             -        168,436
  Participant loan fees                                   -              -              -        33,710              -
  Participant loan repayments                       920,560        104,618         16,334    (3,120,692)             -
  Interfund transfers                              (862,007)       (62,446)    (1,896,962)            -       (361,592)
  Other receipts                                          -              -              -             -          7,174
                                                ___________     __________     __________    __________    ___________

Total increases                                   9,690,401      1,697,918     (1,762,810)   (3,085,996)    20,546,888
                                                ___________     __________     __________    __________    ___________

DECREASES TO NET ASSETS ATTRIBUTED TO:
  Participant withdrawals                         5,032,852      1,079,609        200,906    (3,371,144)    17,656,232
  Forfeitures (Note 4)                                    -              -              -             -         59,076
  Interest and other expense on
    Leveraged ESOP debt                                   -              -              -             -      3,122,951
  Administrative expenses                                 -              -              -        31,515              -
                                                ___________     __________     __________    __________    ___________

Total decreases                                   5,032,852      1,079,609        200,906    (3,339,629)    20,838,259
                                                ___________     __________     __________    __________    ___________

NET INCREASE (DECREASE)                           4,657,549        618,309     (1,963,716)      253,633       (291,371)

NET ASSETS AVAILABLE FOR BENEFITS
  BEGINNING OF YEAR                              48,866,790      6,073,119      1,963,716     8,171,060     96,056,715
                                                ___________     __________     __________    __________    ___________

NET ASSETS AVAILABLE FOR BENEFITS
  END OF YEAR                                  $ 53,524,339    $ 6,691,428    $         -   $ 8,424,693   $ 95,765,344
                                                ___________     __________     __________    __________    ___________
                                                ___________     __________     __________    __________    ___________

See notes to financial statements.

                                        PacifiCorp
                     K Plus Employee Savings And Stock Ownership Plan
                 Statement of Changes in Net Assets Available for Benefits
                           With Supplemental Information by Fund
                                     December 31, 1992


                                                                          Supplemental Information by Fund
                                                               ______________________________________________________
                                                                                                             Stable
                                                   Total       Equity Fund   Balanced Fund    Bond Fund    Asset Fund
                                                   _____       ___________   _____________    _________    __________

INCREASES TO NET ASSETS ATTRIBUTED TO:
  Investment income:
    Dividends                                  $ 15,781,026    $   691,234    $   396,332             -             -
    Net appreciation (depreciation)
      in fair value of investments (Note 5)     (44,116,667)     5,169,173        942,599   $   (81,951)  $   386,311
    Interest and other income                     7,563,284        223,825      1,090,180       677,882     5,390,445
                                                ___________     __________     __________    __________    __________

  Total investment income (loss)                (20,772,357)     6,084,232      2,429,111       595,931     5,776,756
                                                ___________     __________     __________    __________    __________

  Contributions: (Note 7)
    Participant                                  29,437,754      7,787,630      4,345,891     1,102,376     6,951,878
    Employer                                     18,410,382              -              -             -             -
                                                ___________     __________     __________    __________    __________

      Total Contributions                        47,848,136      7,787,630      4,345,891     1,102,376     6,951,878
                                                ___________     __________     __________    __________    __________

  Deposits from prior trustees                    4,816,629        748,750      1,299,502       355,819     1,085,742
  Participant loan fees                              38,234              -              -             -             -
  Participant loan repayments                             -      1,261,892        665,422       180,339     1,103,662
  Interfund transfers                                     -        940,646     (1,361,330)     (143,463)    1,791,873
                                                ___________     __________     __________    __________    __________

Total increases                                  31,930,642     16,823,150      7,378,596     2,091,002    16,709,911
                                                ___________     __________     __________    __________    __________

DECREASES TO NET ASSETS ATTRIBUTED TO:
  Participant withdrawals                        26,018,683      3,197,453      2,783,199       697,977     8,050,501
  Forfeitures (Note 4)                              (35,149)             -            (15)           (2)            -
  Interest and other expense on
    Leveraged ESOP debt                           3,993,095              -              -             -             -
  Administrative expenses                            56,234              -              -             -         2,679
                                                ___________     __________     __________    __________    __________

Total decreases                                  30,032,863      3,197,453      2,783,184       697,975     8,053,180
                                                ___________     __________     __________    __________    __________

NET INCREASE (DECREASE)                           1,897,779     13,625,697      4,595,412     1,393,027     8,656,731

NET ASSETS AVAILABLE FOR BENEFITS
  BEGINNING OF YEAR                             333,045,241     42,174,934     28,295,295     7,519,926    67,550,598
                                                ___________     __________     __________    __________    __________

NET ASSETS AVAILABLE FOR BENEFITS
  END OF YEAR                                  $334,943,020    $55,800,631    $32,890,707   $ 8,912,953   $76,207,329
                                                ___________     __________     __________    __________    __________
                                                ___________     __________     __________    __________    __________

See notes to financial statements.

                                        PacifiCorp
                     K Plus Employee Savings And Stock Ownership Plan
                 Statement of Changes in Net Assets Available for Benefits
                           With Supplemental Information by Fund
                                     December 31, 1992
                                        (Continued)


                                                                   Supplemental Information by Fund
                                                 ___________________________________________________________________
                                                                Pacific
                                                 PacifiCorp     Telecom          NERCO      Participant       ESOP
                                                 Stock Fund    Stock Fund      Stock Fund      Loans         Program
                                                 __________    __________      __________   ___________      _______

INCREASES TO NET ASSETS ATTRIBUTED TO:
  Investment income:
    Dividends                                  $  3,250,953    $   283,477    $    78,736             -   $ 11,080,294
    Net appreciation (depreciation)
      in fair value of investments (Note 5)     (11,210,550)      (143,415)      (360,938)            -    (38,817,896)
    Interest and other income                        64,300          7,951          1,448   $     1,528        105,725
                                                ___________     __________     __________    __________    ___________

  Total investment income (loss)                 (7,895,297)       148,013       (280,754)        1,528    (27,631,877)
                                                ___________     __________     __________    __________    ___________

  Contributions: (Note 7)
    Participant                                   7,537,827      1,148,745        563,407             -              -
    Employer                                              -              -              -             -     18,410,382
                                                ___________     __________     __________    __________    ___________

      Total Contributions                         7,537,827      1,148,745        563,407             -     18,410,382
                                                ___________     __________     __________    __________    ___________

  Deposits from prior trustees                    1,234,928         27,550         12,487             -         51,851
  Participant loan fees                                   -              -              -        38,234              -
  Participant loan repayments                     1,589,436        155,247         70,306    (5,026,304)             -
  Interfund transfers                            (1,145,478)      (237,209)       162,043          (271)        (6,811)
                                                ___________     __________     __________    __________    ___________

Total increases                                   1,321,416      1,242,346        527,489    (4,986,813)    (9,176,455)
                                                ___________     __________     __________    __________    ___________

DECREASES TO NET ASSETS ATTRIBUTED TO:
  Participant withdrawals                         3,267,770        330,253        137,903    (6,352,843)    13,906,470
  Forfeitures (Note 4)                                    -              -              -             -        (35,132)
  Interest and other expense on
    Leveraged ESOP debt                                   -              -              -             -      3,993,095
  Administrative expenses                                 -              -              -        53,555              -
                                                ___________     __________     __________    __________    ___________

Total decreases                                   3,267,770        330,253        137,903    (6,299,288)    17,864,433
                                                ___________     __________     __________    __________    ___________

NET INCREASE (DECREASE)                          (1,946,354)       912,093        389,586     1,312,475    (27,040,888)

NET ASSETS AVAILABLE FOR BENEFITS
  BEGINNING OF YEAR                              50,813,144      5,161,026      1,574,130     6,858,585    123,097,603
                                                ___________     __________     __________    __________    ___________

NET ASSETS AVAILABLE FOR BENEFITS
  END OF YEAR                                  $ 48,866,790    $ 6,073,119    $ 1,963,716   $ 8,171,060   $ 96,056,715
                                                ___________     __________     __________    __________    ___________
                                                ___________     __________     __________    __________    ___________

See notes to financial statements.

                                  PacifiCorp
               K Plus Employee Savings and Stock Ownership Plan
                         Notes to Financial Statements
                For The Years Ended December 31, 1993 and 1992



1.   PLAN DESCRIPTION

     General
     _______

     Effective January 1, 1988, PacifiCorp ("Company") and most of its subsidiaries ("Employers") adopted the Plan, which is a tax-qualified defined contribution plan. The Plan is composed of two separate plans: 1) the Savings Plan Program and 2) the ESOP Program. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).

     The Plan was adopted as a successor to and consolidation of prior employee savings plans ("Prior Savings Plans") and prior employee stock ownership plans ("Prior ESOPs"). The assets and liabilities of each of the Prior Savings Plans have been transferred to the Plan and continue as a part of the Savings Plan Program. The assets and liabilities of each of the Prior ESOPs have been transferred to the Plan and continue as part of the ESOP Program. Tax credit contributions under the Prior ESOPs have been fully allocated to participants' accounts and are nonforfeitable.

     Eligibility
     ___________

     Qualified employees of the Employers (excluding certain casual employees, and employees covered by a collective bargaining agreement that does not provide for participation in the Plan) become eligible to participate after completing one year of service as defined in the Plan.

     Funding
     _______

     Eligible employees may elect to have a portion of their compensation contributed to the Plan ("Pre-Tax Contributions"). Different percentages can apply to separate Employers, but in no event will the percentage be more than 16 percent of compensation.

     Each Employer makes a matching contribution each year for each of its employees participating in Pre-Tax Contributions ("Matching Contribution"). The Matching Contribution is a percentage of the participant's Pre-Tax Contribution for the year, up to 6 percent of the participant's compensation for the year. The Matching Contribution is 50 percent or a percentage fixed in the Employer's adoption statement or by resolution of the Board of Directors of the Employer and announced to participants, or pursuant to a collective bargaining agreement.

     Each Employer also makes a fixed contribution each year for each of its eligible employees ("Fixed Contribution"), regardless of whether the employees elect to participate in Pre-Tax and Matching Contributions. The Fixed Contribution is 2 percent of compensation, a percentage fixed in the Employer's adoption statement, or by resolution of the Board of Directors of the Employer and announced to participants, or pursuant to a collective bargaining agreement.

     The Company may direct the Employers to make supplemental contributions ("Supplemental Contributions") to the Plan with respect to ESOP Loans (see
Note 6), to the extent necessary to supplement dividends on Company stock held in a Leveraged ESOP unallocated account when the dividends are less than the interest on the loans.

     Vesting
     _______

     Pre-tax Contributions, Fixed Contributions, Prior ESOPs and Prior Savings Plans balances (other than balances attributable to Matching Contributions) are fully vested at all times.

     Matching Contributions vest in a graduated percentage based on years of service, with full vesting on completion of five years of service.

     Participant Accounts
     ____________________

     Each participant account is credited with contributions and an allocation of the Plan's earnings. Contributions are credited based on the participant's election and earnings are allocated based on participant account balances.

     Distributions and Withdrawals
     _____________________________

     Benefits are payable at retirement or other termination. Pre-tax Contributions may be withdrawn due to financial hardship, subject to approval by the Administrative Committee.

     Termination
     ___________

     The Company may wholly or partially terminate the Plan or direct the discontinuance of contributions at any time. In the event of any total or partial termination or discontinuance, the accounts of all affected participants shall fully vest and be nonforfeitable.

     Additional Plan description information is disclosed in the Summary Plan Description, which is published and made available to all participants of the Plan.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Investment Valuation
     ____________________

     The investments in PacifiCorp, Pacific Telecom, Inc., and NERCO, Inc. common stock are stated at fair value based on published market quotations at year end. The per share market values at December 31, 1993 and 1992 were:

                                                1993           1992
                                               ______         ______

     PacifiCorp common stock                   $19.250        $19.750
     NERCO, Inc. common stock (Note 9)          NA            $12.375
     Pacific Telecom, Inc. common stock         26.000        $24.500

Equity Fund and Balanced Fund investments are stated at fair value based on the market value of securities held by the funds at year end. The investment in the Bond Fund is stated at fair value based on the number of units held of the Wells Fargo U.S. Debt Index Fund. The unit value is adjusted to reflect interest on fixed income securities which is accrued semi-monthly. The guaranteed investment contracts in the Stable Asset Fund are stated at cost plus interest reinvested in the fund.

     Investment Transactions and Investment Income
     _____________________________________________

     Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Interest income is recorded as earned. Dividend income is recorded on the ex-dividend date. Changes in fair value of investments during the year are shown as net appreciation or depreciation in fair value of investments in the Statement of Changes in Net Assets Available For Benefits.

     Federal Income Taxes
     ____________________

     The PacifiCorp K Plus Employee Savings and Stock Ownership Plan (the "Plan") is a tax-qualified retirement plan in accordance with Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and related provisions. The Plan includes elective contribution provisions designed to qualify under Code Section 401(k) and related provisions, and employee stock ownership plan provisions designed to qualify under Code Sections 409, 4975(e)(7) and related provisions, together with corresponding and supplementary provisions of ERISA. PacifiCorp has received a determination letter in which the Internal Revenue Service stated that the Plan, as then designed, was in compliance with the applicable requirements of the Internal Revenue Code. The Plan has been amended since receiving the determination letter. However, the plan administrator believes that the Plan is currently designed and being operated in compliance with the applicable requirements of the Internal Revenue Code. Therefore, no provision for income taxes has been included in the Plan's financial statements. Employer contributions under the Plan are deductible in accordance with the conditions and limitations of
Section 404 of the Code. Participants in a qualified plan are not subject to income taxes on Company contributions or income allocated to their accounts until a distribution is made from the plan. Distributions of Plan assets in excess of employee after-tax contributions are taxable to the participants.

     Benefits Payable
     ________________

     In 1993 the Plan changed its method of accounting for benefits payable to comply with recent accounting guidelines. The new guidance requires that benefits payable to persons who have withdrawn from participation in a defined contribution plan be disclosed in the footnotes to the financial statements rather than be recorded as a liability of the Plan. As of December 31, 1993, net assets available for benefits included benefits of $2,719,284 due to participants who have withdrawn from participation in the Plan.

     Expenses
     ________

     The Plan provides that participating employers may pay administrative costs and expenses of the Plan; those costs not paid by participating employers are paid from Plan assets. Prior to January 1, 1993, fees paid to the Plan's money managers were paid by participating employers. Subsequent to that date, these fees are being paid by the Plan.

     Loans to Participants
     _____________________

     Amounts borrowed by participants are included in Participant Loans and increase the balance of the Participant Loans Fund.

3.   INVESTMENT PROGRAMS

     Plan assets are held by the Trustee in two categories of funds: 1) ESOP Program funds, which hold the Employer securities transferred from the Prior ESOPs and any dividends received on them, Matching Contributions (other than Matching Contributions for Pacific Power & Light Company employees covered by certain collective bargaining agreements), Fixed Contributions, Supplemental Contributions, the proceeds of one or more ESOP loans, leveraged Company stock purchased with such proceeds and any dividends and other earnings attributable to the ESOP loan proceeds and leveraged Company stock; and 2) Savings Plan Program funds, which hold Pre-Tax Contributions, Matching Contributions for Pacific Power & Light Company employees covered by certain collective bargaining agreements, and assets attributable to Prior Savings Plans.
Savings Plan Program funds are held as directed by participants among the following investment funds established under the Plan:

          A. An Equity Fund consisting primarily of equity investments and cash equivalents.

          B. A Balanced Fund consisting primarily of equity investments and fixed income and debt instruments.

          C. A Bond Fund consisting primarily of units of the Wells Fargo U.S. Debt Index Fund.

          D. A Stable Asset Fund consisting primarily of guaranteed investment contracts.

          E. A PacifiCorp Stock Fund consisting primarily of common stock of PacifiCorp.

          F. A Pacific Telecom Stock Fund consisting primarily of common stock of Pacific Telecom, Inc.

          G. A NERCO Stock Fund consisting primarily of common stock of NERCO (see Note 9).

          H. A Participant Loans Fund consisting of promissory notes resulting from loans to participants. Each participant's interest in this fund will be accounted for separately.

4.   FORFEITURES

     Forfeitures in the Plan relate to the unvested portion of Matching Contributions attributable to participants who terminate employment. Amounts forfeited by terminating participants may be restored to the participant if the participant returns to work within a time period specified by the Plan.

Forfeitures not restored to participants will be applied first to restore prior forfeitures and then to pay Plan expenses. Any remaining forfeitures are reallocated to participants as additional Fixed Contributions, except for forfeitures under the Savings Plan Program, which are used to offset Employer contributions under the Savings Plan Program.

5.   NET APPRECIATION (DEPRECIATION) IN FAIR VALUE OF INVESTMENTS

     For the years ended December 31, 1993 and 1992, the Plan's investments appreciated (depreciated) in fair value as follows:

                                                  1993            1992
                                                 ______          ______

     PacifiCorp common stock                  $(4,962,103)   $(49,811,355)
     NERCO, Inc. common stock                     (30,637)       (360,938)
     Pacific Telecom, Inc. common stock           331,585        (360,506)
     Other common stock and corporate bonds     6,038,492       5,785,065
     United States government obligations         365,462         244,756
     Guaranteed investment contracts              434,588         386,311
                                               __________     ___________
                                              $ 2,177,387    $(44,116,667)
                                               __________     ___________
                                               __________     ___________

6.   ESOP LOANS

     The Plan provides that, if authorized in writing by the Committee, the Trustee may borrow money to purchase shares of Company stock in the open market on behalf of the Plan.

     ESOP Loans, and Company stock acquired with the proceeds of ESOP Loans, are held in an "ESOP Unallocated Account." The ESOP Loans are guaranteed by PacifiCorp Holdings, Inc. (a wholly-owned subsidiary of PacifiCorp) and PacifiCorp ($25,397,390 and $16,736,349 at December 31, 1993, respectively; $30,097,390 and $27,286,349 at December 31, 1992, respectively), and the
Company stock held in the ESOP Unallocated Account is pledged as security for the ESOP Loans. As the ESOP Loans are repaid, the Company stock in the ESOP Unallocated Account is released from encumbrance and allocated to the accounts of participants. Sources of funds for payment of principal and interest on ESOP Loans include matching and fixed contributions. Dividends on Company stock held in the ESOP Unallocated Account may also be used to pay principal on the ESOP Loans to the extent they exceed interest on the loans. If dividends on Company stock held in the ESOP Unallocated Account are not sufficient to pay interest on the ESOP Loans, the Company will make additional contributions to pay the balance of the unpaid interest. No Pre-Tax Contribution, Prior Savings Plan balances or Prior ESOP balances may be used to make payments on ESOP Loans. The related credit agreements provide for interest based on interbank borrowing rates, certificate of deposit rates, or prime rates. The Plan has entered into certain interest rate swap agreements with commercial banks having a total notional principal amount of $24 million that are guaranteed by the Company and PacifiCorp Holdings, Inc. These arrangements change the interest rate exposure on the variable rate debt to an effective rate of approximately 6.7 percent at December 31, 1993.

     Allocations of Company stock from the ESOP Unallocated Account will be made, based on units corresponding with the Trustee's cost for the stock, in accordance with the following procedures:

          A. Unless the Administrative Committee directs otherwise, Company stock will be released from encumbrance for allocation from the ESOP Unallocated Account as principal payments are made on the ESOP Loan. If no principal payments are made in a year, no Company stock will be released for the year.

          B. Allocations will be made first to ESOP Program matching contribution accounts in accordance with Matching Contributions designated for repayment of ESOP Loans during the year.

          C. After allocation under B, an allocation of any remaining amount will be made to ESOP Program fixed contribution accounts in accordance with Fixed Contributions designated for repayment of ESOP Loans during the year.

     Investments released from encumbrance during the years ended
     December 31, 1993 and 1992 were $12,836,591 and $13,441,494, respectively. Remaining investments pledged as security for ESOP loans at December 31, 1993 and 1992 were $36,984,775 and $51,631,477, respectively.

     Annual principal payments, payable in quarterly installments, on the ESOP Loans are as follows: 1994, $11,100,000; 1995, $10,761,349;
     1996, $6,675,000; 1997, $4,400,000; 1998, $4,600,000; and 1999,
     $4,597,390.

7.   CONTRIBUTIONS

     Contributions to the Plan by participants and employers were as follows:

                                      Employers  Participants      Total
                                      _________  ____________      _____

During the year ended December 31, 1993

     PacifiCorp                      $12,444,073  $22,289,164   $34,733,237
     NERCO, Inc.                         864,989    1,374,369     2,239,358
     Pacific Telecom, Inc.             2,872,110    4,967,322     7,839,432
     PacifiCorp Financial Services       344,392      542,278       886,670
                                      __________   __________    __________
                                     $16,525,564  $29,173,133   $45,698,697
                                      __________   __________    __________
                                      __________   __________    __________

During the year ended December 31, 1992

     PacifiCorp                      $11,792,567  $19,489,264   $31,281,831
     NERCO, Inc.                       3,072,231    4,491,125     7,563,356
     Pacific Telecom, Inc.             2,963,151    4,706,588     7,669,739
     PacifiCorp Financial Services       582,433      750,777     1,333,210
                                      __________   __________    __________
                                     $18,410,382  $29,437,754   $47,848,136
                                      __________   __________    __________
                                      __________   __________    __________

8.   RELATED-PARTY TRANSACTIONS

     Transactions of the Plan in the stock of PacifiCorp, NERCO and Pacific Telecom were as follows:

                                          PacifiCorp                    NERCO                 Pacific Telecom
                                   _________________________   ________________________   ________________________
                                    Number                       Number                    Number
                                   Of Shares        Cost       Of Shares       Cost       Of Shares        Cost
                                   _________    ____________   _________    ___________   _________    ___________

Balance December 31, 1991          9,035,623    $172,121,793     115,506    $ 2,087,324     454,705    $ 8,300,348
  Purchases                          988,753      21,787,124      61,972        832,955      51,991      1,266,563
  Sales                               (9,004)       (168,906)    (16,578)      (299,496)       (561)       (13,726)
  Distributed to participants       (354,434)     (6,218,445)     (7,403)      (129,561)    (49,578)      (784,683)
                                   _________     ___________     _______     __________     _______      _________

Balance December 31, 1992          9,660,938     187,521,566     153,497      2,491,222     456,557      8,768,502
  Purchases                          484,501       9,041,445      15,770        187,838      32,870        796,161
  Sales                             (149,280)     (2,754,215)   (158,642)    (2,510,114)     (1,859)       (25,967)
  Distributed to participants       (604,743)    (11,200,859)    (10,625)      (168,946)    (60,926)    (1,173,319)
                                   _________     ___________     _______     __________     _______      _________

Balance December 31, 1993          9,391,416    $182,607,937           -    $         -     426,642    $ 8,365,377
                                   _________     ___________     _______     __________     _______      _________
                                   _________     ___________     _______     __________     _______      _________

9.   SALE OF NERCO, INC.

     On February 18, 1993, the Company announced an agreement to sell, by means of a merger, its 82%-owned mining and resource development business, NERCO, Inc. ("NERCO"), to Kennecott Corporation for cash consideration of $12 per NERCO share. On June 2, 1993, the Company completed the sale.

     The NERCO Stock Fund was eliminated from the Plan at the time of the merger, and participant account balances in the NERCO Stock Fund were converted to cash at $12 per NERCO share. The resulting cash balances were then transferred to the Stable Asset Fund, from which amounts related to terminated NERCO employees were distributed as appropriate.

                                  PacifiCorp K Plus
                      Employee Savings and Stock Ownership Plan
                   Item 27a - Assets Held for Investment Purposes
                                  December 31, 1993

Identity of Issue,                         Shares or                      Current
Borrower, or Similar Party                 Face Value        Cost         Value
__________________________                 __________     __________      _______

COMMON STOCK

  PacifiCorp Common Stock                   9,391,416   $182,607,937   $180,784,758
                                                         ___________    ___________
                                                         ___________    ___________

  Pacific Telecom Common Stock                426,642   $  8,365,377   $ 11,092,692
                                                         ___________    ___________
                                                         ___________    ___________

  Other Common Stock

    Aerospace - Defense

      General Motors Corporation               12,000        451,128        468,000
      Rockwell International Corporation       20,000        727,128        742,500
                                                          __________     __________

      Total Aerospace - Defense                            1,178,256      1,210,500
                                                          __________     __________

    Automobiles, Auto Parts

      Chrysler Corporation                     21,000        912,953      1,118,250
      General Motors Corporation               32,800      1,443,499      1,799,900
                                                          __________     __________

      Total Automobiles, Auto Parts                        2,356,452      2,918,150
                                                          __________     __________

    Banking and Finance

      Banc One Corporation                     32,500      1,171,928      1,271,563
      Chemical Banking Corporation             10,500        428,834        421,312
      Citicorp                                 18,000        668,070        663,750
      Crown American Realty                    14,500        250,125        217,500
      Dean Witter Discover & Company            5,142        190,742        178,042
      Federal National Mortgage Association    17,000        559,762      1,334,500
      First Interstate Bancorp                  4,500        175,295        288,563
      Mellon Bank Corporation                   5,500        250,557        291,500
      Merrill Lynch & Company Inc.             16,000        615,535        672,000
      Nationsbank Corporation                  22,000      1,045,887      1,078,000
      Oasis Residential Inc.                    6,300        137,025        156,712
      PNC Bank Corporation                      8,800        200,540        255,200
      Primerica Corporation                    10,800        454,389        419,850
      Charles Schwab Corporation               14,000        447,608        453,250
      Shawmut National Corporation              9,200        185,867        200,100
      Vesta Insurance Group Inc.                7,700        192,500        192,500
      Wells Fargo & Company                    11,000      1,091,340      1,423,125
                                                          __________     __________

      Total Banking and Finance                            8,066,004      9,517,467
                                                          __________     __________

                                  PacifiCorp K Plus
                                  December 31, 1993

Identity of Issue,                         Shares or                      Current
Borrower, or Similar Party                 Face Value        Cost         Value
__________________________                 __________     __________      _______


  Other Common Stock (continued)

    Beverages

      Pepsico Inc.                             37,700    $ 1,249,572    $ 1,540,988
                                                          __________     __________

    Chemical and Synthetic Fibers

      Cooper Tire & Rubber Company              9,300        214,344        232,500
      Goodyear Tire and Rubber Company         34,000      1,102,865      1,555,500
      Hercules Inc.                            12,600        939,830      1,430,100
                                                          __________     __________

      Total Chemical and Synthetic Fibers                  2,257,039      3,218,100
                                                          __________     __________

    Electrical-Electronics

      Intel Corporation                         7,200        220,506        446,400
      International Business Machines           7,600        414,137        429,400
      Novell Inc.                              13,300        279,034        275,975
      Sun Microsystems Inc.                    10,000        277,191        291,250
      Westinghouse Electric Corporation        22,000        344,778        310,750
      Xerox Corporation                         6,200        486,035        554,125
                                                          __________     __________

      Total Electrical-Electronics                         2,021,681      2,307,900
                                                          __________     __________

    Food, Soap and Tobacco

      Gillette Company                         16,000        661,667        954,000
      McDonalds Corporation                    28,800        899,623      1,641,600
      Philip Morris Companies Inc.              9,000        316,873        500,625
      Procter & Gamble Company                 12,000        701,808        684,000
                                                          __________     __________

      Total Food, Soap and Tobacco                         2,579,971      3,780,225
                                                          __________     __________

    Health Care and Cosmetics

      Abbott Laboratories                      45,000      1,346,982      1,333,125
      Columbia Healthcare Corporation          44,600      1,321,369      1,477,375
      HCA Hospital Corporation                  9,000        185,040        308,250
      Johnson & Johnson                        25,000        973,201      1,121,875
      Pfizer Inc.                               4,800        287,454        331,200
      Schering Plough Corporation               3,700        228,604        253,450
      US Healthcare Inc.                        3,300        134,768        190,163
      Warner Lambert Company                    4,300        316,281        290,250
                                                          __________     __________

      Total Health Care and Cosmetics                      4,793,699      5,305,688
                                                          __________     __________

                                  PacifiCorp K Plus
                                  December 31, 1993

Identity of Issue,                         Shares or                      Current
Borrower, or Similar Party                 Face Value        Cost         Value
__________________________                 __________     __________      _______


  Other Common Stock (continued)

    Insurance

      American International Group Inc.        12,000    $   703,107    $ 1,053,000
      Capital Holding Corporation              37,900      1,448,662      1,407,037
      Chubb Corporation                        10,000        904,851        778,750
      General RE Corporation                    9,000        649,926        963,000
      Torchmark Corporation                    19,000        756,926        855,000
                                                          __________     __________

      Total Insurance                                      4,463,472      5,056,787
                                                          __________     __________

    Leisure and Entertainment

      Blockbuster Entertainment Corporation    40,000        574,440      1,225,000
      Caesars World Inc.                       22,500        783,524      1,200,938
      Capital Cities ABC Inc.                     550        284,475        340,725
      King World Productions Inc.              21,000        550,501        805,875
      Mattel Inc.                              45,000        691,093      1,243,125
      Musicland Stores Corporation             18,000        333,000        373,500
      Tele Communications Inc.                 44,800      1,146,664      1,355,200
                                                          __________     __________

      Total Leisure and Entertainment                      4,363,697      6,544,363
                                                          __________     __________

    Machinery-Equipment

      Varity Corporation                       22,000        839,986        984,500
                                                          __________     __________

    Metals-Mining

      USX US Steel Group Inc.                  12,200        450,995        527,650
                                                          __________     __________

    Office Equipment

      Kelly Services Inc.                       6,250        159,115        173,437
                                                          __________     __________

    Oil and Gas

      Amerada Hess Corporation                 18,000        963,162        812,250
      Kerr McGee Corporation                    6,200        258,893        280,550
      Noble Affiliates Inc.                     6,800        200,931        180,200
      Tenneco Inc.                             22,500      1,046,250      1,184,063
      Tosco Corporation                        20,000        620,616        582,500
      Union Texas Petroleum Holdings            7,600        143,037        154,850
                                                          __________     __________

      Total Oil and Gas                                    3,232,889      3,194,413
                                                          __________     __________

                                  PacifiCorp K Plus
                                  December 31, 1993

Identity of Issue,                         Shares or                      Current
Borrower, or Similar Party                 Face Value        Cost         Value
__________________________                 __________     __________      _______

  Other Common Stock (continued)

    Oil Support Services

      Dresser Industries Inc.                   6,200    $   136,819    $   128,650
                                                          __________     __________

    Paper and Forest Products

      Champion International Corporation        9,800        294,015        327,075
      Georgia Pacific Corporation               2,700        194,924        185,625
                                                          __________     __________

      Total Paper and Forest Products                        488,939        512,700
                                                          __________     __________

    Photographic and Related

      Eastman Kodak Company                    11,900        556,770        669,375
                                                          __________     __________

    Printing and Publishing

      Dow Jones & Company Inc.                 40,000      1,238,317      1,430,000
                                                          __________     __________

    Retail Trade

      Charming Shoppes Inc.                    24,200        317,683        287,375
      Limited Inc.                             14,700        325,984        249,900
      Fred Meyer Inc.                           6,000        161,410        216,000
      Nordstrom Inc.                            8,000        238,238        264,000
      J C Penney Company                        5,400        210,652        284,175
      Price/Costco Inc.                        50,000        844,378        962,500
      Sears Roebuck & Company                  11,800        498,655        623,925
                                                          __________     __________

      Total Retail Trade                                   2,597,000      2,887,875
                                                          __________     __________


    Transportation - Air

      AMR Corporation                           5,900        378,394        395,300
                                                          __________     __________

    Transportation Excluding Air

      Conrail Inc.                             16,000        840,749      1,070,000
      Southern Pacific Rail Corporation        22,000        429,198        434,500
                                                          __________     __________

      Total Transportation Excluding Air                   1,269,947      1,504,500
                                                          __________     __________

                                  PacifiCorp K Plus
                                  December 31, 1993

Identity of Issue,                         Shares or                      Current
Borrower, or Similar Party                 Face Value        Cost         Value
__________________________                 __________     __________      _______

  Other Common Stock (continued)

    Utilities

      Pacific Telesis Group                     6,900    $   383,612    $   374,325
      Southwestern Bell Corporation             5,000        139,907        207,500
      Telefonos De Mexico SA                   29,500      1,105,475      1,991,250
                                                          __________     __________

      Total Utilities                                      1,628,994      2,573,075
                                                          __________     __________

    Conglomerates - Miscellaneous

      Allied Signal Inc.                       18,700      1,049,762      1,477,300
      Burlington Industries Inc.               11,500        161,775        178,250
      First Data Corporation                   18,000        439,845        733,500
      Foamex International Inc.                30,000        450,000        510,000
      Irvine Apartment Communities Inc.         8,800        154,000        157,300
      ITT Corporation                           4,200        303,042        383,250
      Newell Companies Inc.                    22,500        863,138        908,438
      Philips NV                               14,400        281,637        297,000
      Praxair Inc.                             11,300        177,728        187,862
                                                          __________     __________

      Total Conglomerates - Miscellaneous                  3,880,927      4,832,900
                                                          __________     __________

    Wells Fargo Bank S&P 500 Index Fund       139,578     13,826,361     14,371,638
                                                          __________     __________

  International Stock

      Deutsche Bank AG ADR                        550        237,565        280,775
      Nestle SA ADR                            13,000        496,022        561,571
      Royal Dutch Petroleum Company            13,300      1,023,698      1,388,188
      Total SA ADR                             10,642        232,785        288,664
      Volkswagen AG ADR                         5,000        201,734        253,378
      Emerging Markets Infrastructure FD       30,000        426,900        480,000
                                                          __________     __________

      Total International                                  2,618,704      3,252,576
                                                          __________     __________

Total Other Common Stock                                  66,634,000     78,838,757
                                                          __________     __________
                                                          __________     __________

                                  PacifiCorp K Plus
                                  December 31, 1993

Identity of Issue,                         Shares or                      Current
Borrower, or Similar Party                 Face Value        Cost         Value
__________________________                 __________     __________      _______

U.S. GOVERNMENT OBLIGATIONS

  United States of America Treasury           730,000    $   769,952    $   774,253
  Notes
    6.75% due 02-28-1997

  United States of America Treasury           750,000        740,508        768,045
  Notes
    5.5% due 07-31-1997

  United States of America Treasury           750,000        791,484        775,080
  Notes
    6.25% due 02-15-2003

  United States of America Treasury           225,000        231,820        226,827
  Notes
    5.5% due 04-15-2000

  United States of America Treasury           850,000        855,484        848,674
  Notes
    4.375% due 08-15-1996

  United States of America Treasury           200,000        206,375        199,312
  Notes
    5.75% due 08-15-2003

  United States of America Treasury           700,000        700,875        700,000
  Notes
    4.25% due 12-31-1995

  United States of America Treasury           175,000        175,511        191,597
  Notes
    8% due 01-15-1997

  Federal Home Loan Mortgage                  477,461        480,571        480,889
    5.5% due 07-01-1998

  Federal Home Loan Mortgage                  632,656        630,481        628,303
    6% due 08-01-2008

  Government Trust Certificate                331,797        329,383        344,110
    8.875% due 05-15-1995                                 __________     __________

  Total U.S. Government Bonds                              5,912,444      5,937,090
    and Obligations                                       __________     __________
                                                          __________     __________

                                  PacifiCorp K Plus
                                  December 31, 1993

Identity of Issue,                         Shares or                      Current
Borrower, or Similar Party                 Face Value        Cost         Value
__________________________                 __________     __________      _______

  Corporate Bonds

    Bridgestone Firestone Master Trust        500,000    $   497,734    $   515,645
      6.25% due 12-01-1999

    CTS Home Equity Loan Trust                161,017        160,313        170,527
      8.8% due 01-15-2006

    Chase Mortgage Finance Corporation        425,000        434,629        430,865
      7% due 06-25-2024

    Dean Witter Discover & Company            300,000        307,197        304,353
      6% due 03-01-1998

    Fiscal Home Equity Loan Trust              31,650         31,515         32,244
      8.9% due 11-15-1997

    GE Capital Mortgage Services Inc.         456,274        467,110        467,110
      7.2% due 09-15-2011

    Pacific College Mortgage Trust            161,231        151,054        165,613
      7.75% due 05-01-2017

    Prudential Home Mortgage Securities       451,857        453,693        466,398
      7.5% due 12-25-2021

    Resolution Trust Corporation              390,929        390,147        390,929
      7.75% due 12-25-2018

    Resolution Trust Corporation              294,995        283,146        294,995
      7.057% due 10-25-2021

    Resolution Trust Corporation              385,316        385,436        404,459
      8.8% due 08-25-2023

    Resolution Trust Corporation              323,631        309,978        308,129
      7.173% due 12-25-2029

    Rhone Poulenc SA                          375,000        389,895        406,620
      7.75% due 01-15-2002

    SPNB Home Equity Loan                      86,277         86,034         87,571
      7.85% due 05-15-1998

                                  PacifiCorp K Plus
                                  December 31, 1993

Identity of Issue,                         Shares or                      Current
Borrower, or Similar Party                 Face Value        Cost         Value
__________________________                 __________     __________      _______

  Corporate Bonds (continued)

    Tandy Master Trust                        500,000    $   496,406    $   525,465
      8.25% due 04-15-1999

    US Home Equity Loan                       120,106        119,806        124,160
      8.5% due 04-15-2021

    Wells Fargo Bank U.S. Debt Index Fund     430,220      7,678,699      8,151,867

  International Bonds

      Italy Republic Debentures               200,000        197,450        188,146
        6.875% due 09-27-2023

      Dart & Kraft Financial NV               225,000        242,258        241,032
        7.75% due 11-30-1998

      Korea Electric Power Corporation        250,000        246,378        242,832
        6.375% due 12-01-2003

      Ontario Province Canada                 200,000        214,080        212,584
        7.375% due 01-27-2003                             __________     __________

Total Corporate Bonds                                     13,542,958     14,131,544
                                                          __________     __________
                                                          __________     __________

                                  PacifiCorp K Plus
                                  December 31, 1993

Identity of Issue,                         Shares or                      Current
Borrower, or Similar Party                 Face Value        Cost         Value
__________________________                 __________     __________      _______

Guaranteed Investment Contracts

  Capital Guaranteed Investment Contract Fund            $ 3,687,127    $ 6,534,332
  Commonwealth Life                                        1,305,616      1,305,616
  Crown Life                                                 816,962        816,962
  Northwestern National Life                               1,508,605      1,508,605
  Manufacturers Life                                       1,578,879      1,578,879
  Northwestern National Life                                 926,400        926,400
  Penn Mutual Life                                         1,018,652      1,018,652
  Nationwide Life                                          1,259,539      1,259,539
  Minnesota Mutual Life                                    1,201,530      1,201,530
  Minnesota Mutual Life                                      981,306        981,306
  Minnesota Mutual Life                                    1,300,846      1,300,846
  Penn Mutual Life                                         1,399,767      1,399,767
  Lincoln National Life                                      840,437        840,437
  Sun Life                                                   709,146        709,146
  Manufacturers Life                                       1,516,029      1,516,029
  Lincoln National Life                                    1,711,400      1,711,400
  Safeco Life                                              1,130,488      1,130,488
  Confederation Life                                       1,145,254      1,145,254
  Sun Life                                                 2,592,342      2,592,342
  Lincoln National Life                                    2,459,699      2,459,699
  Nationwide Insurance                                     1,675,540      1,675,540
  Confederation Life                                       1,083,815      1,083,815
  Allstate                                                 1,280,318      1,280,318
  Protective Life                                          2,637,725      2,637,725
  Transamerica                                             1,277,243      1,277,243
  Safeco Life                                                556,227        556,227
  Safeco Life                                                556,464        556,464
  Safeco Life                                                821,406        821,406
  Safeco Life                                                821,406        821,406
  Safeco Life                                              1,313,244      1,313,244
  Sun Life                                                 1,096,584      1,096,584
  Travelers Life                                           2,915,384      2,915,384
  Protective Life                                          2,167,780      2,167,780
  Nationwide Insurance                                     1,071,272      1,071,272
  Nationwide Insurance                                     1,080,957      1,080,957
  Allstate                                                 1,079,963      1,079,963
  Prudential Life                                          2,687,997      2,687,997
  Life of Virginia                                         2,130,087      2,130,087
  Lincoln National Life                                    1,598,107      1,598,107
  Business Men's Company                                   1,061,529      1,061,529
  Business Men's Company                                   1,054,145      1,054,145
  Sun Life                                                 1,046,894      1,046,894
  Principal Mutual                                         1,040,947      1,040,947
  Prudential Life                                          1,036,335      1,036,335

                                  PacifiCorp K Plus
                                  December 31, 1993

Identity of Issue,                         Shares or                      Current
Borrower, or Similar Party                 Face Value        Cost         Value
__________________________                 __________     __________      _______

Guaranteed Investment Contracts (continued)

  Business Men's Company                                $  1,032,114   $  1,032,114
  Life of Virginia                                         1,540,847      1,540,847
  Business Men's Company                                   1,541,198      1,541,198
  New York Life                                            2,558,870      2,558,870
  New York Life                                            3,527,160      3,527,160
  Hartford Life                                            3,027,605      3,027,605
  Capital Trust Company Trust Funds Prime Obligation              15             15
                                                         ___________    ___________

  Total Guaranteed Investment Contracts                 $ 75,409,202   $ 78,256,407
                                                         ___________    ___________
                                                         ___________    ___________

  Participant Loans

    (Interest rates ranging from 6.5-12.5%
    Maturities ranging from 1994 to 2008)               $  8,586,434   $  8,586,434
                                                         ___________    ___________
                                                         ___________    ___________

  Temporary Cash Investments

    Harris Bank Collective Investment Fund
      Master Trust Reserve Fund .0308%                  $ 11,166,791   $ 11,166,791
                                                         ___________    ___________
                                                         ___________    ___________

  Total Investments                                     $372,225,143   $388,794,473
                                                         ___________    ___________
                                                         ___________    ___________

                                 SIGNATURE



The Plan.  Pursuant to the requirements of the Securities Exchange Act of
________
1934, the K Plus Employee Savings and Stock Ownership Administrative Committee, which administers the Plan, has duly caused this annual report to be signed on its behalf by the undersigned hereunder duly authorized.


                                   PACIFICORP K PLUS EMPLOYEE
                                   SAVINGS AND STOCK OWNERSHIP
                                   PLAN



                                   /s/MICHAEL J. PITTMAN
                                      Michael J. Pittman, Committee Member

                                   June 1, 1994